SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 26, 2002
(Date of Report)
Date of earliest event reported: September 26, 2002

Intuit Inc.
 (Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-21180	77-0034661
(Commission File Number)	(I.R.S. Employer Identification No.)

2535 Garcia Avenue
Mountain View, California 94043
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code:
(650) 944-6000

ITEM 9. REGULATION FD DISCLOSURE.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.01
EXHIBIT 99.02

ITEM 9. REGULATION FD DISCLOSURE.

On September 26, 2002, Stephen M. Bennett, President and Chief Executive Officer of Intuit Inc. and Greg J. Santora, Senior Vice President and Chief Financial Officer of Intuit Inc., each submitted to the Commission a Statement Under Oath Regarding Facts and Circumstances Relating to Exchange Act Filings. The statements are attached as Exhibits 99.01 and 99.02 to this Form 8-K. They cover Intuit’s Annual Report on Form 10-K for its fiscal year ended July 31, 2002.

Commission Order No. 4-460 applies to Intuit’s Exchange Act filings beginning with its Form 10-K for fiscal 2002, which is due by October 29, 2002 and was filed on September 25, 2002. On August 14, 2002, Mr. Bennett and Mr. Santora each voluntarily signed a statement covering Intuit’s Form 10-K for fiscal 2001 filed on October 5, 2001 and the reports Intuit filed with the Commission from October 5, 2001 to August 14, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

The following exhibits are filed herewith:

Exhibit
Number	Description

99.01	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.02	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2002	INTUIT INC.

	By:	/s/ RAYMOND G. STERN

Raymond G. Stern Senior Vice President, Corporate Development and Strategy

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EXHIBIT INDEX

Exhibit
Number	Description

99.01	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.02	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

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